Exhibit A

AGREEMENT REGARDING THE JOINT FILING OF
SCHEDULE 13G
_________________

The undersigned hereby agree as follows:

(i)  Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii)  Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated:  February 14, 2012

THOMAS H. LEE (ALTERNATIVE) FUND V, L.P. By: THL Advisors (Alternative) V, L.P., its General Partner By: Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND V, L.P. By: THL Advisors (Alternative) V, L.P., its General Partner By: Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THOMAS H. LEE (ALTERNATIVE) CAYMAN FUND V, L.P. By: THL Advisors (Alternative) V, L.P., its General Partner By: Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer
THOMAS H. LEE (ALTERNATIVE) FUND VI, L.P. By: THL Advisors (Alternative) VI, L.P., its General Partner By: Thomas H. Lee Advisors (Alternative) VI Ltd, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND VI, L.P. By: THL Advisors (Alternative) VI, L.P., its General Partner By: Thomas H. Lee Advisors (Alternative) VI, Ltd, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THOMAS H. LEE (ALTERNATIVE) PARALLEL (DT) FUND V, L.P. By: THL Advisors (Alternative) VI, L.P., its General Partner By: Thomas H. Lee Advisors (Alternative) VI, Ltd, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THL EQUITY FUND VI INVESTORS (VNU), L.P. By: THL Advisors (Alternative) VI, L.P., its General Partner By: Thomas H. Lee Advisors (Alternative) VI, Ltd, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THL EQUITY FUND VI INVESTORS (VNU) II, L.P. By: THL Advisors (Alternative) VI, L.P., its General Partner By: Thomas H. Lee Advisors (Alternative) VI, Ltd, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer
THL EQUITY FUND VI INVESTORS (VNU) III, L.P. By: THL Advisors (Alternative) VI, L.P., its General Partner By: Thomas H. Lee Advisors (Alternative) VI, Ltd, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THL EQUITY FUND VI INVESTORS (VNU) IV, LLC By: THL Advisors (Alternative) VI, L.P., its Manager By: Thomas H. Lee Advisors (Alternative) VI, Ltd, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THL ADVISORS (ALTERNATIVE) V, L.P. By: Thomas H. Lee Advisors (Alternative) V, Ltd, LDC, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THL ADVISORS (ALTERNATIVE) VI, L.P.
By:	Thomas H. Lee Advisors (Alternative) VI, Ltd, its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

THL COINVESTMENT PARTNERS, L.P.
By:	Thomas H. Lee Partners, L.P.
its General Partner
By: Thomas H. Lee Advisors, LLC
its General Partner

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

                                                                                                                     THOMAS H. LEE INVESTORS
                                                                                                                      LIMITED PARTNERSHIP

                      By:   THL Investment Management Corp.
                         its General Partner

                      By:       /s/ Charles P. Holden
                      Name: Charles P. Holden
                      Title:   Assistant Treasurer

                                                                                                                      PUTNAM INVESTMENT HOLDINGS, LLC
By:	Thomas H. Lee Advisors, LLC, its attorney in fact

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

                                                                                                                      PUTNAM INVESTMENTS EMPLOYEES’
                      SECURITIES COMPANY I LLC,

                      By:  Putnam Investment Holdings, LLC,
                       its Managing Member

By:	Thomas H. Lee Advisors, LLC, its attorney in fact

                      By:  /s/ Charles P. Holden
                       Name: Charles P. Holden
                       Title:   Assistant Treasurer

                                                                                                PUTNAM INVESTMENTS EMPLOYEES’
SECURITIES COMPANY II LLC,

By:     Putnam Investment Holdings, LLC,
    its Managing Member
By:	Thomas H. Lee Advisors, LLC, its attorney in fact

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer

                                                                                                PUTNAM INVESTMENTS EMPLOYEES’
                                                                                                SECURITIES COMPANY III LLC,

By:    Putnam Investment Holdings, LLC,
   its Managing Member
By:	Thomas H. Lee Advisors, LLC, its attorney in fact

By:  /s/ Charles P. Holden
Name: Charles P. Holden
Title:   Assistant Treasurer